Exhibit 99.1

BUCKHEAD COMMUNITY BANCORP, INC. AND SUBSIDIARY

COMBINED WITH ALLIED BANCSHARES, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET (Unaudited)

AS OF SEPTEMBER 30, 2007

	Historical		Pro Forma		Pro Forma
(dollars in thousands)	Buckhead	Allied	Adjustments		Combined
ASSETS
Cash and due from banks	$6,137	$7,898	$4,675	[1]	$14,496
			(3,897)[2]
			(317)[5]

Interest-bearing deposits in other banks	341	4,858	—		5,199
Federal funds sold	32,050	12,181	(6,471	) [2]	37,760
Securities available for sale, at fair value	102,224	17,442	(3,007	) [2]	116,659
Loans held for sale	4,332	—	—		4,332
Loans, net of unearned income	455,553	184,810	327	[3]	640,690
Allowance for loan losses	(5,299)	(2,813)	—		(8,112)

Net loans	450,254	181,997	327		632,578

Bank premises and equipment	6,539	3,443	1,177	[3]	11,159
Goodwill	—	—	36,471	[3,4]	36,471
Other intangible assets	—	—	2,391	[3]	2,391
Other real estate owned	7,937	—	—		7,937
Accrued interest receivable and other assets	7,359	2,542	—		9,901
Investment in Allied	—	—	54,610	[2]	—
			(54,610)[3]

Total assets	$617,173	$230,361	$31,349		$878,883

LIABILITIES
Noninterest-bearing demand deposits	$34,506	$12,162	$—		$46,668
Interest-bearing deposits	507,874	198,699	186	[3]	706,759

Total deposits	542,380	210,861	186		753,427

Federal funds purchased and repurchase agreements	11,585	—	—		11,585
Other borrowings	—	—	—		—
Junior subordinated debt	15,465	—	—		15,465
Accrued interest payable and other liabilities	4,002	1,489	1,474	[3]	6,965

Total liabilities	573,432	212,350	1,660		787,442

SHAREHOLDERS’ EQUITY
Common stock	46	—	2	[1]	64
			16	[2]
Capital surplus	27,593	—	4,673	[1]	75,275
			41,219	[2]
			1,790	[4,5]
Retained earnings	17,042	—	—		17,042
Accumulated other comprehensive loss	(744)	—	—		(744)
Deferred compensation	(196)	—	—		(196)
Equity of Allied	—	18,011	(18,011)[3]		—

Total shareholders’ equity	43,741	18,011	29,689		91,441

Total liabilities and shareholders’ equity	$617,173	$230,361	$31,349		$878,883

[1]

Adjustment reflects a $4,675,000 capital contribution by the Directors of the Company to fund the portion of cash consideration in excess of available federal funds and investment securities available for sale, that is payable in the merger to former Allied shareholders. The Directors will receive 187,000 shares of the Company’s common stock, together with warrants for the purchase of 187,000 additional shares of the Company’s common stock at $25.00 per share in exchange for this contribution. The Company’s banking regulators prohibit the use of short-term debt to fund acquisitions, and the Company has determined that it is in the best interests of all Shareholders to fund the cash consideration using equity rather than by incurring long-term debt.

[2]

Payment of $13,375,000 in cash and issue of 1,649,410 of the Company’s common stock (with an assumed market value of $25.00 per share) in exchange for 100% of the equity of Allied for a total consideration of $54,610,260.

[3]

Elimination of investment in Allied and allocation of purchase price as follows: the excess of purchase price over the fair value of net assets acquired amounting to $36,599,000 has been allocated as follows: adjustment of loans to estimated fair value due to changes in market interest rates $327,000; adjustment of premises and equipment estimated fair value 1,177,000; estimation of intangible asset from core deposit premium $2,391,000; adjustment of deposits to estimated fair value due to changes in market interest rates $186,000; deferred tax liability for estimated fair value adjustments $1,474,000 and resulting goodwill of $34,364,000.

[4]	Adjustment of $2,107,000 represents the fair value of Allied stock options assumed by the Company.

[5]	Adjustment represents stock issuance costs of $317,000.

BUCKHEAD COMMUNITY BANCORP, INC. AND SUBSIDIARY

COMBINED WITH ALLIED BANCSHARES, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET (Unaudited)

AS OF DECEMBER 31, 2006

	Historical		Pro Forma		Pro Forma
(dollars in thousands)	Buckhead	Allied	Adjustments		Combined
ASSETS
Cash and due from banks	$7,869	$3,314	$4,675	[1]	$11,328
			(4,213	) [2]
			(317	) [5]
Interest-bearing deposits in other banks	387	—	—		387
Federal funds sold	40,585	8,729	(6,158	) [2]	43,156
Securities available for sale, at fair value	99,041	12,334	(3,004	) [2]	108,371
Loans held for sale	3,574	—	—		3,574
Loans, net of unearned income	378,326	162,841	327	[3]	541,494
Allowance for loan losses	(4,518)	(2,036)	—		(6,554)

Net loans	373,808	160,805	327		534,940

Bank premises and equipment	6,272	3,599	1,177	[3]	11,048
Goodwill	—	—	38,233	[3,4]	38,233
Other intangible assets	—	—	2,391	[3]	2,391
Other real estate owned	1,703	—	—		1,703
Accrued interest receivable and other assets	7,987	2,050	—		10,037
Investment in Allied	—	—	54,610	[2]	—
			(54,610)[3]

Total assets	$541,226	$190,831	$33,111		$765,168

LIABILITIES
Noninterest-bearing demand deposits	$34,639	$16,029	$—		$50,668
Interest-bearing deposits	437,450	152,345	186	[3]	589,981

Total deposits	472,089	168,374	186		640,649

Federal funds purchased and repurchase agreements	10,035	—	—		10,035
Other borrowings	—	5,000	—		5,000
Junior subordinated debt	15,465	—	—		15,465
Accrued interest payable and other liabilities	3,846	1,208	1,474	[3]	6,528

Total liabilities	501,435	174,582	1,660		677,677

SHAREHOLDERS’ EQUITY
Common stock	46	—	2	[1]	64
			16	[2]
Capital surplus	27,403	—	4,673	[1]	75,085
			41,219	[2]
			1,790	[4,5]
Retained earnings	13,257	—	—		13,257
Accumulated other comprehensive loss	(874)	—	—		(874)
Deferred compensation	(41)	—	—		(41)
Equity of Allied	—	16,249	(16,249)[3]		—

Total shareholders’ equity	39,791	16,249	31,451		87,491

Total liabilities and shareholders’ equity	$541,226	$190,831	$33,111		$765,168

[1]

Adjustment reflects a $4,675,000 capital contribution by the Directors of the Company to fund the portion of cash consideration in excess of available federal funds and investment securities available for sale, that is payable in the merger to former Allied shareholders. The Directors will receive 187,000 shares of the Company’s common stock, together with warrants for the purchase of 187,000 additional shares of the Company’s common stock at $25.00 per share in exchange for this contribution. The Company’s banking regulators prohibit the use of short-term debt to fund acquisitions, and the Company has determined that it is in the best interests of all Shareholders to fund the cash consideration using equity rather than by incurring long-term debt.

[2]

Payment of $13,375,000 in cash and issue of 1,649,410 of the Company’s common stock (with an assumed market value of $25.00 per share) in exchange for 100% of the equity of Allied for a total consideration of $54,610,260.

[3]

Elimination of investment in Allied and allocation of purchase price as follows: the excess of purchase price over the fair value of net assets acquired amounting to $38,361,000 has been allocated as follows: adjustment of loans to estimated fair value due to changes in market interest rates $327,000; adjustment of premises and equipment estimated fair value $1,177,000; estimation of intangible asset from core deposit premium $2,391,000; adjustment of deposits to estimated fair value due to changes in market interest rates $186,000; deferred tax liability for estimated fair value adjustments $1,474,000 and resulting goodwill of $36,126,000.

[4]	Adjustment of $2,107,000 represents the fair value of Allied stock options assumed by the Company.

[5]	Adjustment represents stock issuance costs of $317,000.

BUCKHEAD COMMUNITY BANCORP, INC. AND SUBSIDIARY

COMBINED WITH ALLIED BANCSHARES, INC. AND SUBSIDIARY

PRO FORMA CONSOLIDATED STATEMENT OF INCOME (Unaudited)

	Nine months ended September, 2007
(Dollars in thousands, except share data)	Buckhead Community Bancorp, Inc. [1]	Allied Bancshares, Inc. [2]	Pro Forma Adjustments [3]	Pro Forma Combined
Interest and dividend income	$35,240	$12,927	$(445)	$47,722
Interest expense	19,067	6,815	—	25,882

Net interest income	16,173	6,112	(445)	21,840
Provision for loan losses	1,150	778	—	1,928

Net interest income after provision for loan losses	15,023	5,334	(445)	19,912

Noninterest income	1,286	220	—	1,506
Noninterest expense	10,533	3,246	235	14,014

Income from continuing operations before provision for income taxes	5,776	2,308	(680)	7,404
Provision for income taxes	1,991	836	(238)	2,589

Income from continuing operations	$3,785	$1,472	$(442)	$4,815

Average shares:
Basic	4,572,306	1,521,918	(152,192)	5,942,032
Diluted	4,622,364	1,758,510	(175,851)	6,205,023

Income from continuing operations per average common share:
Basic	0.83	0.97	—	0.81
Diluted	0.82	0.84	—	0.78

[1]	Represents results of the Company for the nine months ended September 30, 2007

[2]	Represents results of Allied for the nine months ended September 30, 2007

[3]

Pro forma adjustments include the following items: loss of interest on federal funds sold used to fund the acquisition of $257,000; amortization of core deposit intangible of $212,000; amortization of loan purchase accounting adjustment of $113,000; amortization of investment securities purchase accounting adjustment of $75,000; depreciation of building purchase accounting adjustment of $22,000; net tax effect of all pro-forma adjustments at 35%.

BUCKHEAD COMMUNITY BANCORP, INC. AND SUBSIDIARY

COMBINED WITH ALLIED BANCSHARES, INC. AND SUBSIDIARY

PRO FORMA CONSOLIDATED STATEMENT OF INCOME (Unaudited)

	Twelve months ended December 31, 2006
(Dollars in thousands, except share data)	Buckhead Community Bancorp, Inc. [1]	Allied Bancshares, Inc. [2]	Pro Forma Adjustments [3]	Pro Forma Combined
Interest and dividend income	$37,888	$12,736	$(732)	$49,892
Interest expense	18,346	5,634	(186)	23,794

Net interest income	19,542	7,102	(546)	26,098
Provision for loan losses	2,050	661	—	2,711

Net interest income after provision for loan losses	17,492	6,441	(546)	23,387

Noninterest income	1,829	320	—	2,149
Noninterest expense	11,239	3,646	313	15,198

Income from continuing operations before provision for income taxes	8,082	3,115	(859)	10,338
Provision for income taxes	2,820	1,204	(301)	3,723

Income from continuing operations	$5,262	$1,911	$(558)	$6,615

Average shares:
Basic	4,227,932	1,502,575	(150,258)	5,580,249
Diluted	4,447,240	1,684,947	(168,495)	5,963,692

Income from continuing operations per average common share:
Basic	1.24	1.27	—	1.19
Diluted	1.18	1.13	—	1.11

[1]	Represents results of the Company for the twelve months ended December 31, 2006.

[2]	Represents results of Allied for the twelve months ended December 31, 2006.

[3]

Pro forma adjustments include the following items: loss of interest on federal funds sold used to fund the acquisition of $481,000; amortization of core deposit intangible of $283,000; amortization of loan purchase accounting adjustment of $151,000; amortization of investment securities purchase accounting adjustment of $100,000; depreciation of building purchase accounting adjustment of $30,000; and accretion of deposit purchase accounting adjustment of $186,000; net tax effect of all pro-forma adjustments at 35%.